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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 16, 2000


                    INNOVATIVE GAMING CORPORATION OF AMERICA.
             (Exact name of registrant as specified in its charter)




         MINNESOTA                       22482                 41-1713864
(State or other jurisdiction     (Commission File Number)     (IRS Employer
      of incorporation)                                    Identification No.)



  4725 AIRCENTER CIRCLE, RENO, NEVADA                             89502
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (775) 823-3000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                                   Page 1 of 6


                        Exhibit Index Appears on Page 5
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ITEM 5.  OTHER EVENTS.

         Below is the Registrant's Pro Forma Consolidated Balance Sheet as of September 30, 2000, and the notes thereto.


             INNOVATIVE GAMING CORPORATION OF AMERICA AND SUBSIDIARY
                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEETS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                     ASSETS


                                                                     September 30, 2000      Pro Forma            September 30, 2000
                                                                         Historical         Adjustments                 Pro Forma
                                                                      -----------------   -----------------       ------------------
CURRENT ASSETS:
  Cash and cash equivalents                                           $             107   $           1,000  (C)   $          1,107
  Accounts receivable                                                               536                                         536
  Current portion of notes receivable                                                65                                          65
  Inventories                                                                     4,080                                       4,080
  Prepaid expenses and other                                                        400                                         400
                                                                      ------------------   -----------------       -----------------
     Total current assets                                                         5,188               1,000                   6,188

Notes receivable, less current portion                                              237                                         237
Property and equipment, net                                                         351                                         351
Investment in Xertain, Inc.                                                           -               1,740 (B)               1,740
Intangible assets (Intellectual property), net                                      668                                         668
                                                                      ------------------   -----------------       -----------------

              TOTAL ASSETS                                            $           6,444    $          2,740        $          9,184
                                                                      ==================   =================       =================

                        LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:
  Accounts payable                                                    $             601    $             -         $            601
  Accrued liabilities                                                               318                                         318
  Notes payable - current portion                                                   240                                         240
  Customer deposits                                                                 338                                         338
                                                                      ------------------   -----------------       -----------------
     Total current liabilities                                                    1,497                   0                   1,497

  Notes payable - net of current portion                                          2,874              (1,863)(D)               1,011
                                                                      ------------------   -----------------       -----------------

    Total liabilities                                                             4,371              (1,863)                  2,508
                                                                      ------------------   -----------------       -----------------


STOCKHOLDERS' EQUITY:
   Preferred Stock                                                                    -                   -                       -
  Common stock                                                                       97                  17 (B)                 114
  Additional paid-in capital                                                     34,962               1,723 (B)
                                                                                      -               1,000 (C)
                                                                                                      1,863 (D)              39,548
  Accumulated deficit                                                           (32,986)                  0                 (32,986)
                                                                      ------------------   -----------------       -----------------

     Total stockholders' equity                                                   2,073               4,603                   6,676
                                                                      ------------------   -----------------       -----------------

              TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY              $           6,444    $          2,740        $          9,184
                                                                      ==================   =================       =================






See Notes to Consolidated Condensed Pro Forma Balance Sheet





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             INNOVATIVE GAMING CORPORATION OF AMERICA AND SUBSIDIARY

              NOTES TO UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

                               SEPTEMBER 30, 2000

(A)      HISTORICAL BALANCE SHEET FOR SEPTEMBER 30, 2000
         The balance sheet amounts presented as "Historical September 30, 2000", have been prepared by the Company. The financial statements of the Company for the quarter ended September 30, 2000 are subject to review by the Company's independent public accounts.

(B)      INVESTMENT IN XERTAIN, INC.
         This investment accounted for on the equity method, consists of the Company's acquisition of 1,560,619 shares of Xertain, Inc.'s common stock in exchange for 1,739,792 shares of the Company's common stock. The terms of this acquisition were agreed upon during September 2000, and was completed on October 12, 2000. The purchase represents 14.9% of the total outstanding shares of Xertain, Inc.

(C)      PREFERRED STOCK ISSUANCE
         The Company negotiated terms to an agreement with qualified investors during September 2000, for the issuance of Series E Convertible Preferred Stock. Total proceeds of $1,000,000 were received from this transaction on October 13, 2000. The Company is continuing its Series E offering as of the date of this Form 8-K.

(D)      INVENTORY, EQUIPMENT AND INTANGIBLE ASSETS
         As disclosed in Note 12 of the December 31, 1999 audited financial statements, the Company had entered into an Asset Purchase Agreement ("the Agreement") with Xertain, Inc. during February 2000. Pursuant to the Agreement, Xertain, Inc. was to purchase substantially all of the Company's gaming assets at a price of approximately $2.5 million below the book carrying value. As disclosed in Note 1 of the December 31, 1999 audited financial statements, the Company allocated this $2.5 million anticipated loss pursuant to the Agreement as follows:

                  Inventory Write-down               $1,800,000
                  Equipment Write-down                  317,000
                  Intangible Write-down                 385,000
                                                     ----------
                                                     $2,502,000

         During September 2000, the Company and Xertain mutually agreed to terminate the Agreement while concurrently entering into a new agreement (see note B above). Accordingly, the Company intends to recover the previously recorded write-down of assets during 2000 and future years.

(E)      CONVERTIBLE NOTES
         The Company received notification during September 2000 of several convertible noteholders' intent to convert their notes into convertible preferred stock of the Company. Total conversions of $1,862,500 have taken place as of October 13, 2000. The Company believes that a total of approximately $2,800,000 in convertible notes will have been converted to convertible preferred stock of the Company by the end of October 2000.

Item 7.  Financial Statement, Pro Forma Financial Information and Exhibits

(c)

99.1     Press Release dated October 16, 2000





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    INNOVATIVE GAMING CORPORATION
                                    OF AMERICA
                                    (Registrant)



Date: October 16, 2000              By: s/ Roland Thomas
                                       -------------------------------
                                    Name:  Roland Thomas
                                    Title: Chief Executive Officer










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                                 EXHIBIT INDEX


EXHIBIT NO.              DESCRIPTION                                        PAGE
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  99.1                   Press Release...................................    6


























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